EXHIBIT (M)(2)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $13,460.95
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 10,928.26
+ Annual Premium*                    $  3,500.00
- Premium Expense Charge**           $    122.50
- Monthly Deduction***               $    562.00
- Mortality & Expense Charge****     $    126.00
+ Hypothetical Rate of Return*****   $   (156.81)
                                     -----------
=                                    $    13,461  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

 Month                  COI
-------               --------
 1                    $  46.76
 2                    $  46.78
 3                    $  46.79
 4                    $  46.80
 5                    $  46.81
 6                    $  46.83
 7                    $  46.84
 8                    $  46.85
 9                    $  46.87
10                    $  46.88
11                    $  46.89
12                    $  46.90

Total                 $ 562.00

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

 Month                Interest
-------               --------
 1                     $ (13.43)
 2                     $ (13.37)
 3                     $ (13.30)
 4                     $ (13.23)
 5                     $ (13.17)
 6                     $ (13.10)
 7                     $ (13.03)
 8                     $ (12.97)
 9                     $ (12.90)
10                     $ (12.83)
11                     $ (12.77)
12                     $ (12.70)

Total                  $(156.81)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $ 13,460.95
- Year 5 Surrender Charge            $  2,865.50
                                     -----------
=                                    $    10,595  (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $16,209.76
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 12,759.10
+ Annual Premium*                    $  3,500.00
- Premium Expense Charge**           $    122.50
- Monthly Deduction***               $    557.13
- Mortality & Expense Charge****     $    142.53
+ Hypothetical Rate of Return*****   $    772.83
                                     ------------
=                                    $     16,210 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

 Month                  COI
-------               --------
 1                    $  46.43
 2                    $  46.43
 3                    $  46.43
 4                    $  46.43
 5                    $  46.43
 6                    $  46.43
 7                    $  46.43
 8                    $  46.43
 9                    $  46.43
10                    $  46.42
11                    $  46.42
12                    $  46.42

Total                 $ 557.13

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:


 Month                Interest
-------               --------
 1                    $  64.27
 2                    $  64.29

 3                    $  64.32
 4                    $  64.34
 5                    $  64.37
 6                    $  64.39
 7                    $  64.41
 8                    $  64.44
 9                    $  64.46
10                    $  64.49
11                    $  64.51
12                    $  64.54

Total                 $ 772.83

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $ 16,209.76
- Year 5 Surrender Charge            $  2,865.50
                                     -----------
=                                    $    13,344 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $19,437.31
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 14,824.22
+ Annual Premium*                    $  3,500.00
- Premium Expense Charge**           $    122.50
- Monthly Deduction***               $    551.54
- Mortality & Expense Charge****     $    161.16
+ Hypothetical Rate of Return*****   $  1,948.29
                                     -----------
=                                    $    19,437 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

 Month                  COI
-------               --------
 1                    $  46.06
 2                    $  46.04
 3                    $  46.03
 4                    $  46.01
 5                    $  45.99
 6                    $  45.97
 7                    $  45.95
 8                    $  45.94
 9                    $  45.92
10                    $  45.90
11                    $  45.88
12                    $  45.86

Total                 $ 551.54

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

 Month                 Interest
-------               ---------
 1                    $  157.53
 2                    $  158.38
 3                    $  159.24
 4                    $  160.11
 5                    $  160.99
 6                    $  161.87
 7                    $  162.76
 8                    $  163.66
 9                    $  164.56
10                    $  165.47
11                    $  166.39
12                    $  167.32

Total                 $1,948.29

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $ 19,437.31
- Year 5 Surrender Charge            $  2,865.50
                                     -----------
=                                    $    16,572 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $99,526.64
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 80,717.73
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $    875.00
- Monthly Deduction***               $  3,233.74
- Mortality & Expense Charge****     $    927.78
+ Hypothetical Rate of Return*****   $ (1,154.57)
                                     -----------
=                                    $    99,527 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

 Month                   COI
-------               ---------
 1                    $  269.13
 2                    $  269.19
 3                    $  269.26
 4                    $  269.32
 5                    $  269.38

 6                    $  269.45
 7                    $  269.51
 8                    $  269.57
 9                    $  269.64
10                    $  269.70
11                    $  269.76
12                    $  269.82

Total                 $3,233.74

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month                 Interest
--------              ---------
 1                    $   (98.52)
 2                    $   (98.10)
 3                    $   (97.68)
 4                    $   (97.26)
 5                    $   (96.84)
 6                    $   (96.42)
 7                    $   (96.00)
 8                    $   (95.58)
 9                    $   (95.17)
10                    $   (94.75)
11                    $   (94.34)
12                    $   (93.92)

Total                 $(1,154.57)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $ 99,526.64
- Year 5 Surrender Charge            $ 20,840.00
                                     -----------
=                                    $    78,687 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $119,686.08
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 94,128.79
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $    875.00
- Monthly Deduction***               $  3,205.51
- Mortality & Expense Charge****     $  1,048.75
+ Hypothetical Rate of Return*****   $  5,686.55
                                     -----------
=                                    $   119,686 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

 Month                   COI
--------              ----------
 1                    $   267.22
 2                    $   267.20
 3                    $   267.19
 4                    $   267.17
 5                    $   267.15
 6                    $   267.13
 7                    $   267.12
 8                    $   267.10
 9                    $   267.08
10                    $   267.07
11                    $   267.05
12                    $   267.03

Total                 $ 3,205.51

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

 Month                 Interest
--------              ----------
 1                    $   471.28
 2                    $   471.74
 3                    $   472.21
 4                    $   472.68
 5                    $   473.16
 6                    $   473.63
 7                    $   474.11
 8                    $   474.59
 9                    $   475.06
10                    $   475.55
11                    $   476.03
12                    $   476.51

Total                 $ 5,686.55

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $ 119,686.08
- Year 5 Surrender Charge            $  20,840.00
                                     ------------
=                                    $     98,846 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $143,340.89
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 109,247.58
+ Annual Premium*                    $  25,000.00
- Premium Expense Charge**           $     875.00
- Monthly Deduction***               $   3,173.10
- Mortality & Expense Charge****     $   1,185.10
+ Hypothetical Rate of Return*****   $  14,326.50
                                     ------------
=                                    $    143,341 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

 Month                   COI
--------              ---------
 1                    $   265.06
 2                    $   264.95
 3                    $   264.84
 4                    $   264.72
 5                    $   264.61
 6                    $   264.49
 7                    $   264.37
 8                    $   264.25
 9                    $   264.13
10                    $   264.01
11                    $   263.89
12                    $   263.77

Total                 $ 3,173.10

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

 Month                  Interest
--------              ------------
 1                    $  1,154.92
 2                    $  1,161.81
 3                    $  1,168.76
 4                    $  1,175.77

 5                    $  1,182.83
 6                    $  1,189.95
 7                    $  1,197.13
 8                    $  1,204.36
 9                    $  1,211.65
10                    $  1,219.01
11                    $  1,226.42
12                    $  1,233.89

Total                 $ 14,326.50

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $ 143,340.89
- Year 5 Surrender Charge            $  20,840.00
                                     ------------
=                                    $    122,501 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $11,977.46
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 9,777.14
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   122.50
- Monthly Deduction***               $   921.56
- Mortality & Expense Charge****     $   113.89
+ Hypothetical Rate of Return*****   $  (141.73)
                                     ----------
=                                    $   11,977 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

  Month                 COI
--------              --------
 1                    $  69.15
 2                    $  69.18
 3                    $  69.21
 4                    $  69.23
 5                    $  69.26
 6                    $  69.28
 7                    $  69.31
 8                    $  69.34
 9                    $  69.36
10                    $  69.39
11                    $  69.41
12                    $  69.44

Total                 $ 831.56

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

 Month                Interest
--------              --------
 1                     $ (12.32)
 2                     $ (12.23)
 3                     $ (12.13)
 4                     $ (12.04)
 5                     $ (11.95)
 6                     $ (11.86)
 7                     $ (11.76)
 8                     $ (11.67)
 9                     $ (11.58)
10                     $ (11.49)
11                     $ (11.39)
12                     $ (11.30)

Total                  $(141.73)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $ 11,977.46
- Year 5 Surrender Charge            $  2,865.50
                                     -----------
=                                    $     9,112 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $275,000 or 222% x $14,502.06
                      = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 11,468.26
+ Annual Premium*                    $  3,500.00
- Premium Expense Charge**           $    122.50
- Monthly Deduction***               $    914.96
- Mortality & Expense Charge****     $    129.18
+ Hypothetical Rate of Return*****   $    700.44
                                     -----------
=                                    $    14,502 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

 Month                  COI
--------              --------
 1                    $  68.71
 2                    $  68.71
 3                    $  68.72
 4                    $  68.73
 5                    $  68.73
 6                    $  68.74

 7                    $  68.75
 8                    $  68.76
 9                    $  68.77
10                    $  68.77
11                    $  68.78
12                    $  68.79

Total                 $ 824.96

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

  Month               Interest
--------              --------
 1                    $  58.99
 2                    $  58.88
 3                    $  58.77
 4                    $  58.66
 5                    $  58.54
 6                    $  58.43
 7                    $  58.31
 8                    $  58.20
 9                    $  58.09
10                    $  57.97
11                    $  57.85
12                    $  57.74

Total                 $ 700.44

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $14,502.06
- Year 5 Surrender Charge            $ 2,865.50
                                     ----------
=                                    $   11,637 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $17,474.05
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 13,379.88
+ Annual Premium*                    $  3,500.00
- Premium Expense Charge**           $    122.50
- Monthly Deduction***               $    907.36
- Mortality & Expense Charge****     $    146.46
+ Hypothetical Rate of Return*****   $  1,770.49
                                     -----------
=                                    $    17,474 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

 Month                   COI
--------              --------
 1                    $  68.20
 2                    $  68.18
 3                    $  68.17
 4                    $  68.15
 5                    $  68.14
 6                    $  68.12
 7                    $  68.11
 8                    $  68.09
 9                    $  68.07
10                    $  68.06
11                    $  68.04
12                    $  68.03

Total                 $ 817.36

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

 Month                 Interest
--------              ----------
 1                    $   144.74
 2                    $   145.24
 3                    $   145.73
 4                    $   146.24
 5                    $   146.75
 6                    $   147.26
 7                    $   147.77
 8                    $   148.29
 9                    $   148.82
10                    $   149.35
11                    $   149.88
12                    $   150.42

Total                 $ 1,770.49

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $ 17,474.05
- Year 5 Surrender Charge            $  2,865.50
                                     -----------
=                                    $    14,609 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $87,728.09
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 71,606.10
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $    875.00
- Monthly Deduction***               $  6,136.55
- Mortality & Expense Charge****     $    831.59
+ Hypothetical Rate of Return*****   $ (1,034.87)
                                     -----------
=                                    $    87,728 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

 Month                    COI
--------              ----------
 1                    $   502.90
 2                    $   503.08
 3                    $   503.26
 4                    $   503.44
 5                    $   503.61
 6                    $   503.79
 7                    $   503.97
 8                    $   504.15
 9                    $   504.32
10                    $   504.50
11                    $   504.67
12                    $   504.85

Total                 $ 6,046.55

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

  Month                Interest
--------              -----------
 1                    $   (89.71)
 2                    $   (89.07)
 3                    $   (88.44)
 4                    $   (87.81)

 5                    $   (87.18)
 6                    $   (86.55)
 7                    $   (85.92)
 8                    $   (85.29)
 9                    $   (84.66)
10                    $   (84.04)
11                    $   (83.41)
12                    $   (82.79)

Total                 $(1,034.87)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $ 87,728.09
- Year 5 Surrender Charge            $ 20,840.00
                                     -----------
=                                    $    66,888 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $106,124.13
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 83,917.95
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $    875.00
- Monthly Deduction***               $  6,088.47
- Mortality & Expense Charge****     $    942.89
+ Hypothetical Rate of Return*****   $  5,112.54
                                     -----------
=                                    $   106,124 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

  Month                  COI
--------              ----------
 1                    $   499.64
 2                    $   499.68
 3                    $   499.72
 4                    $   499.77
 5                    $   499.81
 6                    $   499.85
 7                    $   499.89
 8                    $   499.94
 9                    $   499.98
10                    $   500.02
11                    $   500.06
12                    $   500.11

Total                 $ 5,998.47

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

 Month                 Interest
--------              ----------
 1                    $   429.53
 2                    $   428.91
 3                    $   428.28
 4                    $   427.65
 5                    $   427.01
 6                    $   426.38
 7                    $   425.74
 8                    $   425.10
 9                    $   424.46
10                    $   423.81
11                    $   423.17
12                    $   422.52

Total                 $ 5,112.54

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $ 106,124.13
- Year 5 Surrender Charge            $  20,840.00
                                     ------------
=                                    $     85,284 (rounded to the nearest dollar)

III. THE 12% GROSS GURANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $127,770.63
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 97,829.27
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $    875.00
- Monthly Deduction***               $  6,033.13
- Mortality & Expense Charge****     $  1,068.59
+ Hypothetical Rate of Return*****   $ 12,918.07
                                     -----------
=                                    $   127,771 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

  Month                 COI
--------              ----------
 1                    $   495.95
 2                    $   495.83
 3                    $   495.71
 4                    $   495.58
 5                    $   495.46
 6                    $   495.33
 7                    $   495.20

 8                    $   495.07
 9                    $   494.94
10                    $   494.81
11                    $   494.68
12                    $   494.55

Total                 $ 5,943.13

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

  Month                Interest
--------              -----------
 1                    $  1,053.78
 2                    $  1,057.80
 3                    $  1,061.85
 4                    $  1,065.94
 5                    $  1,070.06
 6                    $  1,074.21
 7                    $  1,078.40
 8                    $  1,082.62
 9                    $  1,086.88
10                    $  1,091.17
11                    $  1,095.50
12                    $  1,099.86

Total                 $ 12,918.07

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $ 127,770.63
- Year 5 Surrender Charge            $  20,840.00
                                     ------------
=                                    $    106,931 (rounded to the nearest dollar)